UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-04993

Nicholas Limited Edition, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2020

NICHOLAS
LIMITED EDITION, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS LIMITED EDITION, INC.

August 2020

Dear Fellow Shareholders:

     During the six-month period ended June 30, 2020, Nicholas Limited Edition –Class I (the “Fund”) posted a return of -4.17% compared to -3.06% for the Russell 2000 Growth Index, -12.98% for the Russell 2000 Index and -3.08% for the Standard & Poor’s (“S&P”) 500 Index.

     The stock market performance during the first half of 2020 was extremely volatile as the coronavirus pandemic’s impact rippled through financial markets around the globe. This was a dramatic reversal from the ebbing of uncertainty during 2019. Initially, it appeared that the pandemic would be a short-term event, and markets reached new highs in February. However, as that view changed, financial markets panicked in March with a violent sell-off that continued into April. Central authorities, including both fiscal and monetary, around the globe stepped in with immense levels of liquidity and support to arrest the slide. The negative impact of the pandemic is now thought to be a longer-term issue, with the hope that a vaccine will be available in late 2020 or early 2021 providing a boost to sentiment. Fundamental performance from companies during the first half was poor as sales and profits declined sharply. For example, the cumulative sum of all Russell 2000 companies’ net profit is expected to show a loss for the second quarter of 2020.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended June 30, 2020.

		Average Annual Total Return
	6 Months	1 Year	3 Year	5 Year	10 Year
Nicholas Limited Edition, Inc. –
Class I	-4.17%	2.37%	9.06%	8.78%	12.65%
Nicholas Limited Edition, Inc. –
Class N	-4.27%	2.17%	8.75%	8.45%	12.28%
Russell 2000 Growth Index	-3.06%	3.48%	7.86%	6.86%	12.92%
Russell 2000 Index	-12.98%	-6.63%	2.01%	4.29%	10.50%
Morningstar Small-Cap Growth
Fund Category	-0.10%	4.46%	10.08%	8.28%	12.94%
Standard & Poor’s 500 Index	-3.08%	7.51%	10.73%	10.73%	13.99%
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. –
Class I	$9,583	$10,237	$12,970	$15,232	$32,896
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. –
Class N	$9,573	$10,217	$12,863	$15,005	$31,843

Fund’s Class I Expense Ratio (from 04/29/20 Prospectus): 0.86%

Fund’s Class N Expense Ratio (from 04/29/20 Prospectus): 1.11%

The Fund’s expense ratios for the period ended June 30, 2020 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund’s performance relative to the Russell 2000 Growth Index was positively driven by stock selection in the information technology, consumer discretionary, real estate, consumer staples and materials sectors. Detractors from relative performance were largely driven by health care, due to our lack of exposure to biotechnology stocks. In fact, health care hurt the Fund’s relative performance by more than 4%, more than the Fund’s six-month underperformance of 1.11%. On an absolute basis, the top 5 performers for the Fund during the first half of 2020 were Ollie’s Bargain Outlet, Repay Holdings, Lattice Semiconductor, BlackLine, and Qualys. The bottom five holdings that detracted from absolute performance were SP Plus, EVO Payments, Interface, Granite Point Mortgage Trust, and WNS (Holdings) Limited.

     As of June 30, 2020, the Fund consisted of 64 stocks and approximately 7% cash. We believe the Fund is well diversified with sector weightings consisting of approximately 31% information technology, 19% industrials, 15% health care, 14% consumer related, 6% financials, 5% materials and 3% real estate.

     We have seen growth companies post the strongest stock market returns over the last several years, and this continued for the first half of 2020; however, small companies face a tumultuous environment for the remainder of 2020 as U.S. unemployment remains about 10% exiting July 2020. Further, the world has greatly increased borrowing to help support the economy and this will limit its ability to grow over the medium term. Taking all these factors into account, we continue to focus on opportunities in companies that we believe can generate sales and profit growth, have good returns on capital and sell at relatively attractive valuations.

Thank you for your continued support.

Sincerely,

David O. Nicholas
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCLEX)
For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2020			Years Ended December 31,
	(unaudited)		2019	2018	2017	2016		2015
NET ASSET VALUE,
BEGINNING OF PERIOD	$28.33		$23.50	$26.32	$23.69	$23.31		$25.63
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.04)		.06	.01	(.04)	.01		(.01)
Net gain (loss) on securities
(realized and unrealized)	(1.14)		6.37	(.31)	4.77	2.90		(.43)
Total from
investment operations	(1.18)		6.43	(.30)	4.73	2.91		(.44)
LESS DISTRIBUTIONS
From net investment income	—		(.06)	(.01)	—	(.00	)(2)	—
From net capital gain	—		(1.54)	(2.51)	(2.10)	(2.53)		(1.88)
Total distributions	—		(1.60)	(2.52)	(2.10)	(2.53)		(1.88)
NET ASSET VALUE,
END OF PERIOD	$27.15		$28.33	$23.50	$26.32	$23.69		$23.31

TOTAL RETURN	(4.17	)%(3)	27.37%	(1.00)%	19.92%	12.37%		(1.83)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$421.5		$433.4	$341.4	$358.0	$298.0		$273.4
Ratio of expenses
to average net assets	.87	%(4)	.86%	.86%	.86%	.86%		.86%
Ratio of net investment income (loss)
to average net assets	(.33	)%(4)	.22%	.05%	(.14)%	.04%		(.04)%
Portfolio turnover rate	23.53	%(4)	21.56%	23.38%	29.67%	42.07%		27.80%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNLEX)
For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2020			Years Ended December 31,
	(unaudited)		2019	2018	2017	2016	2015
NET ASSET VALUE,
BEGINNING OF PERIOD	$26.24		$21.86	$24.74	$22.44	$22.27	$24.66
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment loss(1)	(.06)		(.01)	(.07)	(.11)	(.07)	(.10)
Net gain (loss) on securities
(realized and unrealized)	(1.06)		5.93	(.30)	4.51	2.77	(.41)
Total from
investment operations	(1.12)		5.92	(.37)	4.40	2.70	(.51)
LESS DISTRIBUTIONS
From net investment income	—		—	—	—	—	—
From net capital gain	—		(1.54)	(2.51)	(2.10)	(2.53)	(1.88)
Total distributions	—		(1.54)	(2.51)	(2.10)	(2.53)	(1.88)
NET ASSET VALUE,
END OF PERIOD	$25.12		$26.24	$21.86	$24.74	$22.44	$22.27

TOTAL RETURN	(4.27	)%(2)	27.09%	(1.33)%	19.57%	12.00%	(2.19)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$24.0		$30.0	$28.6	$33.0	$33.3	$31.5
Ratio of expenses
to average net assets.	1.08	%(3)	1.11%	1.17%	1.19%	1.21%	1.21%
Ratio of net investment loss
to average net assets.	(.52	)%(3)	(.03)%	(.27)%	(.46)%	(.30)%	(.39)%
Portfolio turnover rate	23.53	%(3)	21.56%	23.38%	29.67%	42.07%	27.80%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
June 30, 2020 (unaudited)

Percentage
Name	of Net Assets
Repay Holdings Corporation	2.82%
BlackLine, Inc.	2.51%
Lattice Semiconductor Corporation	2.42%
Ollie’s Bargain Outlet Holdings, Inc.	2.36%
Descartes Systems Group, Inc. (The)	2.18%
Power Integrations, Inc.	2.12%
i3 Verticals, Inc. – Class A	2.07%
Paylocity Holding Corporation	2.00%
Bio-Techne Corporation	1.99%
ICON plc	1.85%
Total of top ten	22.32%

Sector Diversification (As a Percentage of Portfolio)
June 30, 2020 (unaudited)

Fund Expenses
For the six month period ended June 30, 2020 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	12/31/19	06/30/20	01/01/20 – 06/30/20
Actual	$1,000.00	$958.30	$4.24
Hypothetical	1,000.00	1,020.67	4.37
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182 then divided by 366 to reflect the one-half year period.

Fund Expenses (continued)
For the six month period ended June 30, 2020 (unaudited)

Class N	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	12/31/19	06/30/20	01/01/20 – 06/30/20
Actual	$1,000.00	$957.30	$5.26
Hypothetical	1,000.00	1,019.63	5.42
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 182 then divided by 366 to reflect the one-half year period.

Schedule of Investments
June 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 91.90%
	Consumer Discretionary – Automobiles & Components — 1.23%
82,000	Dorman Products, Inc. *	$5,499,740
	Consumer Discretionary – Durables & Apparel — 1.78%
170,000	La-Z-Boy Incorporated	4,600,200
126,500	Lovesac Company (The)	3,318,095
		7,918,295
	Consumer Discretionary – Retailing — 4.09%
68,500	Murphy USA Inc. *	7,712,415
107,500	Ollie’s Bargain Outlet Holdings, Inc. *	10,497,375
		18,209,790
	Consumer Discretionary – Services — 2.78%
260,000	Carriage Services, Inc.	4,711,200
352,500	Wendy’s Company (The)	7,677,450
		12,388,650
	Consumer Staples – Food & Staples Retailing — 2.53%
165,000	Grocery Outlet Holding Corp. *	6,732,000
75,000	PriceSmart, Inc.	4,524,750
		11,256,750
	Consumer Staples – Food, Beverage & Tobacco — 1.44%
300,000	Nomad Foods Limited *	6,435,000
	Financials – Banks — 1.08%
136,000	Glacier Bancorp, Inc.	4,799,440
	Financials – Diversified — 3.43%
116,500	Cohen & Steers, Inc.	7,927,825
52,300	Morningstar, Inc.	7,372,731
		15,300,556
	Financials – Insurance — 1.76%
170,000	Brown & Brown, Inc.	6,929,200
12,000	Goosehead Insurance, Inc. – Class A	901,920
		7,831,120
	Health Care – Equipment & Services — 8.42%
98,500	LivaNova PLC *	4,740,805
92,500	NuVasive, Inc. *	5,148,550
46,000	STERIS plc	7,058,240
114,500	Tabula Rasa HealthCare, Inc. *	6,266,585
302,246	Vocera Communications, Inc. *	6,407,615
265,000	Wright Medical Group N.V. *	7,875,800
		37,497,595

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 91.90% (continued)
	Health Care – Pharmaceuticals, Biotechnology &
	Life Sciences — 6.46%
33,500	Bio-Techne Corporation	$8,846,345
49,000	ICON plc *	8,254,540
145,000	Prestige Consumer Healthcare Inc. *	5,446,200
107,500	Syneos Health, Inc. *	6,261,875
		28,808,960
	Industrials – Capital Goods — 3.70%
137,500	A.O. Smith Corporation	6,479,000
112,000	Beacon Roofing Supply, Inc. *	2,953,440
280,210	BMC Stock Holdings, Inc. *	7,044,479
		16,476,919
	Industrials – Commercial & Professional Services — 10.08%
100,000	Exponent, Inc.	8,093,000
242,500	Healthcare Services Group, Inc.	5,931,550
160,000	IAA, Inc. *	6,171,200
88,000	ICF International, Inc.	5,705,040
97,000	Interface, Inc.	789,580
375,000	KAR Auction Services, Inc.	5,160,000
160,000	Ritchie Bros. Auctioneers Incorporated	6,536,000
135,696	SP Plus Corporation *	2,810,264
109,470	US Ecology, Inc.	3,708,844
		44,905,478
	Industrials – Transportation — 4.84%
164,000	Knight-Swift Transportation Holdings Inc.	6,840,440
293,766	Marten Transport, Ltd.	7,391,153
168,500	Werner Enterprises, Inc.	7,334,805
		21,566,398
	Information Technology – Semiconductors &
	Semiconductor Equipment — 5.72%
380,000	Lattice Semiconductor Corporation *	10,788,200
80,140	Power Integrations, Inc.	9,466,938
100,100	Semtech Corporation *	5,227,222
		25,482,360
	Information Technology – Software & Services — 25.10%
135,000	BlackLine, Inc. *	11,192,850
71,750	CyberArk Software Ltd. *	7,122,622
184,000	Descartes Systems Group Inc. (The) *	9,733,600
192,500	EVERTEC, Inc.	5,409,250
94,500	ExlService Holdings, Inc. *	5,991,300

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 91.90% (continued)
	Information Technology – Software & Services — 25.10% (continued)
305,000	i3 Verticals, Inc. – Class A *	$9,226,250
12,500	Mimecast Limited *	520,750
61,000	Paylocity Holding Corporation *	8,899,290
87,000	Q2 Holdings, Inc. *	7,463,730
70,000	Qualys, Inc. *	7,281,400
130,000	Rapid7, Inc. *	6,632,600
510,000	Repay Holdings Corporation *	12,561,300
225,000	SailPoint Technologies Holdings, Inc. *	5,955,750
72,000	Varonis Systems, Inc. *	6,370,560
135,900	WNS (Holdings) Limited *	7,471,782
		111,833,034
	Materials — 5.01%
59,500	AptarGroup, Inc.	6,662,810
281,000	GCP Applied Technologies Inc. *	5,220,980
237,500	PolyOne Corporation	6,229,625
95,292	UFP Technologies, Inc. *	4,198,566
		22,311,981
	Real Estate — 2.45%
154,933	Community Healthcare Trust Incorporated	6,336,760
130,200	NexPoint Residential Trust, Inc.	4,602,570
		10,939,330
	TOTAL COMMON STOCKS
	(cost $265,018,576)	409,461,396

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2020 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 7.39%
	U.S. Government Securities – 6.06%
$5,000,000	U.S. Treasury Bill 07/02/2020, 0.041%	$4,999,994
4,000,000	U.S. Treasury Bill 07/09/2020, 0.035%	3,999,969
4,000,000	U.S. Treasury Bill 07/30/2020, 0.041%	3,999,871
4,000,000	U.S. Treasury Bill 08/13/2020, 0.051%	3,999,761
5,000,000	U.S. Treasury Bill 09/03/2020, 0.061%	4,999,467
5,000,000	U.S. Treasury Bill 09/17/2020, 0.081%	4,999,133
		26,998,195
	Money Market Fund – 1.33%
5,916,860	Invesco Treasury Portfolio Short-Term Investments Trust
	(Institutional Class), 7-day net yield 0.08%	5,916,860
	TOTAL SHORT-TERM INVESTMENTS
	(cost $32,915,055)	32,915,055
	TOTAL INVESTMENTS
	(cost $297,933,631) — 99.29%	442,376,451
	OTHER ASSETS, NET OF LIABILITIES — 0.71%	3,189,738
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$445,566,189

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2020 (unaudited)

ASSETS
Investments in securities at value (cost $297,933,631)	$442,376,451
Receivables –
Investment securities sold	3,397,786
Capital stock subscription	239,463
Dividend and interest	60,750
Total receivables	3,697,999
Other	12,769
Total assets	446,087,219

LIABILITIES
Payables –
Investment securities purchased	50,782
Due to adviser –
Management fee	273,251
Accounting and administrative fee	9,108
Total due to adviser	282,359
12b-1 and servicing fee	46,007
Capital stock redemption	69,446
Other payables and accrued expense	72,436
Total liabilities	521,030
Total net assets	$445,566,189

NET ASSETS CONSIST OF
Paid in capital	$303,252,121
Accumulated distributable earnings	142,314,068
Total net assets	$445,566,189

Class I
Net assets	$421,539,046
Shares outstanding	15,526,847
NET ASSET VALUE PER SHARE ($.01 par value,
39,000,000 shares authorized), offering price and redemption price	$27.15

Class N
Net assets	$24,027,143
Shares outstanding	956,565
NET ASSET VALUE PER SHARE ($.01 par value,
11,000,000 shares authorized), offering price and redemption price	$25.12

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2020 (unaudited)

INCOME
Dividend (net of foreign taxes of $9,750)	$1,071,276
Interest	91,304
Total income	1,162,580

EXPENSES
Management fee	1,599,954
Transfer agent fees	60,965
Accounting and administrative fees	53,332
Registration fees	47,253
12b-1 fees – Class N	18,901
Audit and tax fees	17,850
Accounting system and pricing service fees	15,432
Printing	11,431
Directors’ fees	10,837
Custodian fees	10,601
Postage and mailing	10,149
Servicing fees – Class N	7,560
Insurance	7,444
Legal fees	6,732
Other operating expenses	5,289
Total expenses	1,883,730
Net investment loss	(721,150)

NET REALIZED LOSS ON INVESTMENTS	(1,407,602)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS	(18,305,722)
Net realized and unrealized loss on investments	(19,713,324)
Net decrease in net assets resulting from operations	$(20,434,474)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2020 (unaudited)
and the year ended December 31, 2019

	Six Months Ended
	06/30/2020	Year Ended
	(unaudited)	12/31/2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(721,150)	$875,304
Net realized gain (loss) on investment	(1,407,602)	24,167,321
Change in net unrealized appreciation (depreciation)
on investments	(18,305,722)	76,704,157
Net increase (decrease) in net
assets resulting from operation	(20,434,474)	101,746,782

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations – Class I	—	(23,348,594)
Investment operations – Class N	—	(1,694,307)
Total distributions	—	(25,042,901)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(1,353,672 and 2,039,218 shares, respectively)	34,769,073	54,876,829
Reinvestment of distributions – Class I
(— and 757,369 shares, respectively)	—	21,478,973
Cost of shares redeemed – Class I
(1,124,907 and 2,025,702 shares, respectively)	(28,365,140)	(55,513,893)
Proceeds from shares issued – Class N
(127,111 and 183,462 shares, respectively)	3,069,153	4,655,893
Reinvestment of distributions – Class N
(— and 64,043 shares, respectively)	—	1,682,397
Cost of shares redeemed – Class N
(313,623 and 412,399 shares, respectively)	(6,882,131)	(10,418,697)
Change in net assets derived from
capital share transactions	2,590,955	16,761,502
Total increase (decrease) in net assets	(17,843,519)	93,465,383

NET ASSETS
Beginning of period	463,409,708	369,944,325
End of period	$445,566,189	$463,409,708

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2020 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended December 31, 2019.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Limited Edition, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a

Notes to Financial Statements (continued)
June 30, 2020 (unaudited)

particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$409,461,396
Money Market Fund	5,916,860
Level 2 –
U.S. Government Securities	26,998,195
Level 3 –
None	—
Total	$442,376,451

(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)
June 30, 2020 (unaudited)

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Subsequent to April 30, 2019, through period end, the
12b-1 fee was voluntarily reduced to 0.15%. Subsequent to April 30, 2017 through period end, the servicing fee was voluntarily reduced to 0.06%. Income, expenses
(other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended June 30, 2020 and the year ended December 31, 2019 was as follows:

	06/30/2020	12/31/2019
Distributions paid from:
Ordinary income	$—	$875,304
Long-term capital gain	—	24,167,597
Total distributions paid	$—	$25,042,901

As of June 30, 2020, investment cost for federal tax purposes was $297,954,829 and the tax basis components of net assets were as follows:

Unrealized appreciation	$155,491,924
Unrealized depreciation	(11,070,302)
Net unrealized appreciation	$144,421,622

The difference between the financial statement and tax-basis investment cost is attributable primarily to the tax deferral of wash sales losses.

Notes to Financial Statements (continued)
June 30, 2020 (unaudited)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2020. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
June 30, 2020. At June 30, 2020, the fiscal years 2016 through 2019 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of June 30, 2020. There have been no material subsequent events since
June 30, 2020 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value of the Fund.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,082 for the period ended June 30, 2020 for legal services rendered by this law firm.

Notes to Financial Statements (continued)
June 30, 2020 (unaudited)

(3) Investment Transactions —
For the period ended June 30, 2020, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$47,047,441 and $56,269,820, respectively.

Historical Record
(unaudited)

		Net
		Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
Class I	Per Share	Per Share	Per Share	Ratio(2)	Investment(3)
May 18, 1987(1)	$10.00	$—	$—	—	$10,000
December 31, 1987	9.15	.0900	—	13.9 times	9,242
December 31, 1988	11.29	.0969	.2527	14.1	11,762
December 31, 1989	12.49	.1453	.6151	16.3	13,804
December 31, 1990	12.03	.1207	.1213	14.2	13,566
December 31, 1991	16.86	.1228	.2407	21.9	19,429
December 31, 1992	18.77	.0815	.8275	18.8	22,690
December 31, 1993	18.68	.0867	1.6782	20.4	24,738
December 31, 1994	17.09	.1031	.9065	18.3	23,985
December 31, 1995	19.22	.0761	2.9353	25.2	31,223
December 31, 1996	20.74	.0124	2.6151	30.7	38,031
December 31, 1997	25.07	.0029	2.4886	33.0	50,590
December 31, 1998	24.20	.0142	1.2490	30.3	51,436
December 31, 1999	22.61	.0538	.5439	23.4	49,333
December 31, 2000	15.16	—	5.5800	25.9	45,063
December 31, 2001	16.37	—	.0357	25.5	48,764
December 31, 2002	12.49	—	.0311	21.4	37,299
December 31, 2003	17.43	—	—	24.2	52,051
December 31, 2004	19.59	—	.2679	25.3	59,309
December 31, 2005	19.23	—	1.8896	25.2	63,925
December 31, 2006	19.62	—	.8425	23.6	68,002
December 31, 2007	20.07	.0008	1.7607	24.7	75,615
December 31, 2008	13.93	.0301	.0327	14.9	52,733
December 31, 2009	17.76	.0005	—	23.5	67,234
December 31, 2010	21.85	—	1.5377	24.8	88,494
December 31, 2011	20.90	—	1.2484	22.9	89,672
December 31, 2012	21.06	.0043	2.0167	22.3	99,159
December 31, 2013	27.05	.0160	1.5957	23.9	134,984
December 31, 2014	25.63	.0002	2.6251	24.9	140,842
December 31, 2015	23.31	—	1.8767	23.4	138,262
December 31, 2016	23.69	.0012	2.5295	25.3	155,364
December 31, 2017	26.32	—	2.0989	27.7	186,320
December 31, 2018	23.50	.0063	2.5137	25.5	184,458
December 31, 2019	28.33	.0601	1.5436	29.2	234,944
June 30, 2020	27.15	—	—	29.6	225,158

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

Historical Record (continued)
(unaudited)

		Net
		Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
Class N	Per Share	Per Share	Per Share	Ratio(2)	Investment(3)
February 28, 2005(1)	$19.30	$—	$—	25.5 times	$10,000
December 31, 2005	19.19	—	1.8581	25.2	10,903
December 31, 2006	19.51	—	.8425	23.6	11,560
December 31, 2007	19.86	—	1.7607	24.7	12,802
December 31, 2008	13.78	.0062	.0327	14.9	8,909
December 31, 2009	17.54	.0005	—	23.5	11,341
December 31, 2010	21.50	—	1.5377	24.8	14,888
December 31, 2011	20.47	—	1.2484	22.9	15,034
December 31, 2012	20.51	—	2.0167	22.3	16,568
December 31, 2013	26.21	—	1.5957	23.9	22,466
December 31, 2014	24.66	—	2.6251	24.9	23,361
December 31, 2015	22.27	—	1.8767	23.4	22,849
December 31, 2016	22.44	—	2.5295	25.3	25,591
December 31, 2017	24.74	—	2.0989	27.7	30,597
December 31, 2018	21.86	—	2.5137	25.5	30,189
December 31, 2019	26.24	—	1.5436	29.2	38,367
June 30, 2020	25.12	—	—	29.6	36,730

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory
Contract can be found in the Fund’s Annual Report dated December 31, 2019.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”)
in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under
Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments”
(as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid
Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 3, 2020, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly
Liquid Investment Minimum and any material changes to the Program, for the initial period from June 1, 2019 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional
Information, which can be found on the SEC’s website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Limited Edition, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s most recent Definitive Proxy Statement (Schedule 14A) filed on November 18, 2019 (the “Report”) indicated that the registrant did not have in place a standing nominating committee or any formal procedures by which shareholders may recommend nominees to the registrant’s board of directors. Initially, the registrant had determined that the registrant’s independent directors could sufficiently function as an informal nominating committee, without any formal charter or policy, and could sufficiently screen and select nominees to the registrant’s board of directors.

However, since the end of the period covered by the Report, the board of directors of the registrant determined that the establishment of a formal nominating and corporate governance committee of the registrant’s board of directors (the “Nominating Committee”) would be appropriate, and such Nominating Committee was established at its regular meeting held on February 3, 2020. At such meeting, the independent directors of the registrant’s board of directors (i.e., John A. Hauser, David P. Pelisek, and Jay H. Robertson) were appointed as the members of the Nominating Committee, to serve until their respective successors are appointed and qualified or until their earlier death, disqualification, resignation or removal.

At the next regular meeting of the registrant’s board of directors held on May 4, 2020, the board of directors of the registrant approved a formal Nominating and Governance Committee Charter (“Nominating Committee Charter”), which described the power and authority of such Nominating Committee. Pursuant to the Nominating Committee Charter, the Nominating Committee has the power and authority to identify, screen, evaluate and select nominees, with the assistance of the registrant’s officers, employees, independent auditors and any other experts, consultants and professionals as the Nominating Committee shall deem necessary, advisable or appropriate from time to time.

Also, with the establishment of the Nominating Committee and the adoption and approval of the Nominating Committee Charter, the registrant’s stockholders wishing to recommend a potential nominee may now communicate with the Nominating Committee (instead of the registrant’s entire board of directors) by submitting a written communication directed to the Nominating Committee in care of the Fund’s Chief Compliance Officer at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Limited Edition, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: August 31, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: August 31, 2020

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: August 31, 2020